Exhibit 99.1

REAL PROPERTY TECHNOLOGIES LLC
AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND DECEMBER 31, 2004

REAL PROPERTY TECHNOLOGIES LLC
AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND DECEMBER 31, 2004

CONTENTS

INDEPENDENT AUDITOR’S REPORT

CONSOLIDATED FINANCIAL STATEMENTS:

INDEPENDENT AUDITOR’S REPORT

To the Members
Real Property Technologies LLC
Carle Place, New York

We have audited the accompanying consolidated balance sheets of Real Property Technologies LLC as of December 31, 2005 and 2004, and the related consolidated statements of operations, members’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Real Property Technologies LLC as of December 31, 2005 and 2004, and the consolidated results of its operations and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

De Joya Griffith & Company, LLC

/s/
Henderson, NV
October 16, 2006

REAL PROPERTY TECHNOLOGIES LLC
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2005 AND 2004

	2005	2004
ASSETS

Current assets:
Cash and cash equivalents	$70,230	$16,407
Accounts receivable, net of allowance of $431,417 and $250,410, respectively	4,550,954	3,349,207
Loan receivable from equity investment affiliate	136,633	128,899
Other current assets	141,699	168,928
Total current assets	4,899,516	3,663,441

Investment, equity method	--	335,655

Fixed assets:
Property and equipment, net	496,952	543,850

Total assets	$5,396,468	$4,542,946

LIABILITIES & MEMBERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses	$205,861	$388,379
Current portion of long term capital leases payable	127,787	129,131
Total current liabilities	333648	517,510

Long term capital leases payable	63,014	190,801

Total liabilities	396,662	708,311

Commitments and contingencies	--	--

Members’ equity	4,999,806	3,834,635

Total liabilities and members’ equity	$5,396,468	$4,542,946

See accompanying notes to consolidated financial statements

REAL PROPERTY TECHNOLOGIES LLC
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

Revenue	$22,258,839	$20,466,568

Cost of goods sold	2,990,571	2,853,124

Gross profit	19,268,268	17,613,444

Expenses:
Employee related costs	12,829,173	11,447,790
Selling, general and administrative	4,850,375	5,273,667
Total expenses	17,679,548	16,721,457

Income from operations	1,588,720	891,987

Non-operating income (expense):
Goodwill Impairment	(301,168)	--
Other expense	(34,487)	(26,451)

Net income	$1,253,065	$865,536

See accompanying notes to consolidated financial statements

REAL PROPERTY TECHNOLOGIES LLC
CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

Members’ equity, December 31, 2003	$589,099

Contributions	2,380,000

Net income	865,536

Members’ equity, December 31, 2004	3,834,635

Contributions	228,592

Distributions	(316,486)

Net income	1,253,065

Members’ equity, December 31, 2005	$4,999,806

See accompanying notes to consolidated financial statements

REAL PROPERTY TECHNOLOGIES LLC
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

Cash Flows From Operating Activities
Net income	$1,253,065	$865,536
Adjustments to reconcile net income to cashprovided by (used in) operating activities:
Depreciation expense	166,333	124,935
Undistributed losses in investments, equity method	335,655	26,451
Bad debt expense	205,190	200,744
Changes in operating assets and liabilities:
Change in accounts receivable	(1,406,937)	(3,487,087)
Change in other current assets	19,495	(184,181)
Change in accounts payable and accrued expenses	(182,518)	182,114
Change in capital leases payable	(129,131)	244,072
Net cash provided by (used in) operating activities	261,152	(2,027,416)

Cash Flows From Investing Activities
Purchase of equipment	(119,435)	(430,884)
Advances to investments, equity method	--	(75,000)
Net cash used in investing activities	(119,435)	(505,884)

Cash Flows From Financing Activities
Contributions provided by members	228,592	2,380,000
Distributions made to members	(316,486)	--
Net cash provided by (used in) financing activities	(87,894)	2,380,000

Net change in cash and cash equivalents:	53,823	(153,300)
Cash at beginning of the year	16,407	169,707

Cash at end of the year	$70,230	$16,407

See accompanying notes to consolidated financial statements

REAL PROPERTY TECHNOLOGIES LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

(1)	Nature of Business and Summary of Significant Accounting Policies:

Nature of Business

Real Property Technologies LLC (the “Company”) was organized as a limited liability company in the State of New York on April 5, 1999. The Company is a real estate information company with all of its business operations in the State of New York.

Principles of Consolidation:

The consolidated financial statements include the accounts of Primary Foil Services, LLC and Dot Com Factory, LLC. All significant inter-company accounts and transactions have been eliminated.

Use of Estimates:

The preparation of consolidated financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

Cash and Cash Equivalents:

Cash equivalents consist of highly liquid investments with maturities of three months or less when purchased. Cash and cash equivalents are on deposit with financial institutions without any restrictions.

Allowance for Doubtful Accounts:

The allowance for doubtful accounts is an estimate made by management, based upon current information, to reserve for potential credit losses in the future.  While these losses have been within management's expectations in the past, it is reasonably possible that the allowance for doubtful accounts will need to be revised in the future to reflect changing information and conditions. Bad debts expense for the years ended December 31, 2005 and 2004 was $205,190 and $200,744, respectively.

Fixed Assets:

Fixed assets are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which are generally 3 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful life of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

REAL PROPERTY TECHNOLOGIES LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

(1)	Nature of Business and Summary of Significant Accounting Policies: (continued)

Intangible Assets

The Company has adopted FASB 142. Under guidance of SFAS 142, net assets of companies acquired in purchase transactions are recorded at fair value at the date of acquisition, as such, the historical cost basis of individual assets and liabilities are adjusted to reflect their fair value. Identified intangibles are amortized on an accelerated or straight-line basis over the period benefited. Goodwill is not amortized, but is reviewed for potential impairment on an annual basis at the reporting unit level. The impairment test is performed in two phases. The first step of the goodwill impairment test, used to identify potential impairment, compares the fair value of the reporting unit with its carrying amount, including goodwill. Of the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired; however, if the carrying amount of the reporting unit exceeds its fair value, an additional procedure must be performed. That additional procedure compares the implied fair value of the reporting units’ goodwill (as defined in SFAS 142) with the carrying amount of that goodwill. An impairment loss is recorded to the extent that the carrying amount of goodwill exceeds its implied fair value.

Revenue and Cost Recognition:

The Company recognizes revenue from services provided once all of the following criteria for revenue recognition have been met: 1) pervasive evidence of an agreement exists, 2) the services have been delivered, 3) the price is fixed and determinable and not subject to refund or adjustment and 4) collection of the amounts due is reasonably assured. Overhead and administrative costs are recognized when incurred and direct event costs and expenses are recognized during the period in which the event they are associated with occurs.

Advertising:

The Company expenses advertising costs as incurred. The advertising costs for the years ended December 31, 2005 and 2004 were $387,992 and $354,502, respectively.

Income Taxes:

The Company is treated as a partnership for income tax purposes. Consequently, federal income taxes are not payable or provided for, the Company. Members are taxed individually on their proportionate ownership interest of the Company’s earnings. The Company’s net income or loss is allocated among the members based upon their proportionate ownership interest.

Fair Value of Financial Instruments:

The Company has adopted SFAS No. 107, “Disclosures About Fair Value of Financial Instruments.” SFAS No. 107 requires disclosure of fair value information about financial instruments when it is practicable to estimate that value. For certain of the Company’s financial instruments including cash, receivables, and accounts payable and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts shown for notes payable also approximate fair value because current interest rates and terms offered to the Company for similar debt are substantially the same.

REAL PROPERTY TECHNOLOGIES LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

(1)	Nature of Business and Summary of Significant Accounting Policies: (continued)

New Accounting Pronouncements:

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. This statement is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006. This statement is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair values. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes that the adoption of SFAS No. 157 will not have a material impact on the consolidated financial results of the Company.

REAL PROPERTY TECHNOLOGIES LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

(2)	Fixed assets:

As of December 31, 2005 and 2004, fixed assets are comprised of the following:

	2005	2004
Computer equipment	$398,156	$280,841
Office equipment	30,357	25,358
Furniture and fixtures	93,866	79,937
Equipment under capital leases	438,467	438,467
	960,846	824,603
Less accumulated depreciation	(463,894)	(280,753)

	$496,952	$543,850

(3)	Other Current Assets

As of December 31, 2005 and 2004, other current assets is comprised of the following:

	2005	2004
Loans receivable	$30,221	$38,928
Note receivable	-	30,000
Security deposits	111,443	100,000
Other assets	35	-
	$141,699	$168,928

Loans and note receivables are due demand and bearing no stated interest. Loans receivable are primarily made up of monies the Company loaned to its employees and related party investments.

(4)	Investments, equity method

As of December 31, 2005 and 2004, Investments accounted for under the equity method consisted of the following:

	2005	2004
Pfoil	$-	$262,730
DotCom Factory	-	72,925
GeoData	-	-
	$-	$335,655

Real Property Technologies held a 50% stake in each of the above named partnerships at December 31, 2004. As of December 31, 2005 the remaining 50% ownership in Pfoil and DotCom Factory was acquired and both entities are consolidated into the financial statements of Real Property. DotCom Factory’s operations have been terminated and the Company’s resources were converted into Real Property’s IT department. The Company still holds a 50% stake in GeoData as of December 31, 2005, however, accumulated losses have exceeded the original investment and as such the investment has been written down to zero.

REAL PROPERTY TECHNOLOGIES LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

(5)	Commitments and Contingencies:

Operating Leases

The Company has various noncancellable operating leases for its offices and equipments. Future annual minimum payments under these noncancellable operating leases are as follows:

Years ending December 31,
2006	$1,241,617
2007	1,094,901
2008	588,164
2009 and Thereafter	300,448
$3,225,130

Rental expense under operating leases for the years ended December 31, 2005 and 2004 was $1,133,020 and $946,089, respectively.

Litigation

In the normal course of business, the Company is involved in various legal actions. It is the opinion of management that none of these legal actions will have a material effect on the financial position or results of operations of the Company.

(6)	Related-Party Transactions:

Loan Receivable from equity investment affiliate

Real Property Technologies contributed $300,000 to GeoData Plus LLC, an entity 50% owned by the Company as discussed in Note 4, during year ended December 23, 2002 in a combination of technical services, hardware, software, and facility usage in connection with the agreement. As of December 31, 2005 and 2004, a loan receivable totaling $136,633 and $128,899, respectively relates to amounts due from GeoData.

(7)	Subsequent Event:

On June 5, 2006, the Company entered into a Share Exchange Agreement with Shearson Financial Network, Inc. (“Shearson”), whereby Shearson acquired all of the Company’s members’ equity in exchange for 100,000 shares of Shearson’s preferred stock which are convertible into common stock on a 1-for-10,000 share basis.